INDEXIQ ETF TRUST
(the “Trust”)
Supplement dated December 30, 2021 (“Supplement”)
to the Statements of Additional Information (collectively, the “SAIs”) of:
IQ Hedge Multi-Strategy Tracker ETF	IQ 50 Percent Hedged FTSE International ETF
IQ Hedge Macro Tracker ETF	IQ Chaikin U.S. Dividend Achievers ETF
IQ Hedge Market Neutral Tracker ETF	IQ Chaikin U.S. Large Cap ETF
IQ Hedge Long/Short Tracker ETF	IQ Chaikin U.S. Small Cap ETF
IQ Hedge Event-Driven Tracker ETF	IQ 500 International ETF
IQ Real Return ETF	IQ Candriam ESG US Equity ETF
IQ Merger Arbitrage ETF	IQ Candriam ESG International Equity ETF
IQ Global Resources ETF	IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF
IQ U.S. Real Estate Small Cap ETF	IQ Healthy Hearts ETF
and IQ S&P High Yield Low Volatility Bond ETF, each, dated August 31, 2021;
IQ Clean Oceans ETF, IQ Cleaner Transport ETF and IQ Engender Equality ETF, each, dated October 11, 2021; and
IQ U.S. Mid Cap R&D Leaders ETF, IQ U.S. Large Cap R&D Leaders ETF and IQ Global Equity R&D Leaders ETF, dated December 15, 2021.
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAIs.
Effective December 31, 2021, Reena Aggarwal will resign her position as Trustee of the Trust. Consequently, all references to Ms. Aggarwal in the SAIs should be disregarded in their entirety.
As a result of Ms. Aggarwal’s resignation, Kirk C. Lehneis, Interested Trustee and President of the Trust, will serve as the Chair of the Board of Trustees (the “Board”). Further, Paul Schaeffer, Independent Trustee of the Trust, will serve as the Chair of the Board’s Nominating Committee.
Finally, effective January 1, 2022, each Independent Trustee will receive from the Fund Complex, either directly or indirectly, an annual retainer of $60,000. In addition, as the Chair of both the Audit Committee and Valuation Committee, Michael Pignataro will receive a total annual stipend of $20,000, which represents $10,000 for each committee; and as the Nominating Committee Chair, Mr. Schaeffer will receive an annual stipend of $10,000. In addition, the Independent Trustees will continue to be reimbursed for all reasonable travel expenses relating to their attendance at meetings of the Board.
Investors Should Retain this Supplement for Future Reference
ME15o-12/21